UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2019

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 President Clinton Boulevard, Suite 300, Little Rock, AR 72201
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (501) 205-8508 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	INUV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Matters.

On October 4, 2019, Inuvo, Inc. (the “Company”) held its 2019 annual meeting of stockholders where five proposals were voted upon. The proposals are described in detail in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 3, 2019. Of the 48,959,345 shares of our common stock outstanding and entitled to vote at the annual meeting, 23,803,497 shares (or 48.6%), constituting a quorum, were represented in person or by proxy at the 2019 annual meeting. At the meeting all the proposals were approved and the final vote on the proposals was recorded as follows:

Proposal 1:
Mr. G. Kent Burnett was elected as a Class II director, to serve until our 2022 annual meeting of stockholders or his successor has been duly elected and qualified, based upon the following final tabulation of votes:

For	Against
20,613,590	2,825,695

Proposal 2:	The appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm was ratified based upon the following final tabulation of votes:

For	Against	Abstain
22,768,649	1,000,126	34,722

Proposal 3:
Articles of Amendment to our Articles of Incorporation increasing the number of authorized shares of our common stock from 60,000,000 shares to 100,000,00 shares were approved based upon the following final tabulation of votes:

For	Against	Abstain
21,350,162	1,302,754	750,369

Proposal 4:
An amendment to our 2017 Equity Compensation Plan increasing the number of shares of our common stock reserved for issuance under the plan by an additional 6,800,000 shares of common stock was approved based upon the following final tabulation of votes:

For	Against	Abstain
18,398,959	5,030,256	10,074

Proposal 5:
The approval of the compensation we paid our executive officers as disclosed in the proxy statement, commonly known as a non-binding “say on pay” vote, was approved based upon the following final tabulation of votes:

For	Against	Abstain
21,717,905	1,218,812	502,568

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.

Date: October 4, 2019	By:	/s/ John B. Pisaris
John B. Pisaris, General Counsel & Secretary